Exhibit 99.1
NASDAQ BLTI Turning Point 2011 Biolase Technology: Positioned for Renewed Profitability and Growth Federico PignatelliChairman and CEO Biolase Technology, Inc.

Safe Harbor Statement This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management's beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE's filings with the Securities and Exchange Commission including its prior filings on Form 10- K and Form 10-Q. 3/16/2011 PAGE 2

BIOLASE is Redefining Surgery in Dentistry and Medicine 3/16/2011 PAGE 3 Dentistry: Biological MethodNO PainNO VibrationNO Micro-fracturesNO SoundNO Cross ContaminationOphthalmology The YSGG is the only technology that can be used on the eye to restore the elasticity of the nerve and muscle allowing the eye to refocus and cure presbyopia

3/16/2011 PAGE 4 286 Biolase US and International patents and patent applicationsWaterlase core technology protected by 70% of these patents and patent applicationsMarkets that allow for expansion utilizing the YSGG and diode wavelengths: ENT Gynecology-Arthroscopy -Neurosurgery-Gastroenterology-General Surgery-Pulmonary Surgery-Dermatology -Urology-Plastic Surgery -Veterinary-Podiatry -GI/GU BIOLASE is Redefining Surgery in Dentistry and Medicine

Traditional Dentistry 3/16/2011 PAGE 5 3/16/2011 PAGE 5

3/16/2011 PAGE 6 Progressive Hi-tech Dentistry with the NewWaterlase iPlus(tm) Laser System Atraumatic Pediatric Tooth Extraction 3/16/2011 PAGE 6 Red Aiming Beam

Biolase Technology, Inc. Today World leader in dental lasers Over 16,000 laser systems sold in over 50 countriesAll products 100% US manufactured 153 employees worldwide57,000 sq. ft. US manufacturing facility in Irvine CA 3/16/2011 PAGE 7

Operations

- **Manufacturing**
  - Irvine, CA; marketing, clinical, customer service, manufacturing and administrative
  - 57,000 sq ft facility
  - ISO 9001 certified and FDA GMP
  - Clean room operations

- **Research and Development**
  - Highly skilled research team with extensive medical device and laser development expertise
  - Focused R&D activities on improving and extending our product portfolio









The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
BIOLASE
3/16/2011 PAGE 8

What's going on out there? Patients are getting information about healthcare and dentistry faster than ever in a socially connected world!Patients demand more and better, and their needs and wants change faster than ever.Patients judge whether YOU are providing them "more and better" by the TECHNOLOGY they see you using. 3/16/2011 PAGE 9

Are YOU Keeping Up with Your Patients' Expectations? 3/16/2011 PAGE 10

Ways to Make the Chair Less Scary SedationPain KillersEntertainmentAtmospherics - Quieter Drills & Scented Candles?Spa ServicesWaterlase Dentistry - No Shot & No Drill - No Cross Contamination - Minimally Invasive/Same Day Dentistry - "Comfort Dentistry" 3/16/2011 PAGE 11

The Science of Waterlase

- Tooth enamel naturally contains up to 5% water; dentin and bone up to 25%
- Years of research led to discovery of a water-energizing 2,780 nm YSGG laser and an air & water handpiece – both patented by Biolase – that combine to symbiotically excite water molecules from the handpiece spray as well as inside the target tissue, resulting in a biological, effective micro-ablation of tooth structure
- The atomized spray of water and air from our proprietary handpiece continually re-hydrates the tooth, preventing heat and pain – the main drawback of other lasers such as Nd:YAG and CO_2

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
3/16/2011 PAGE 12
BIOLASE

The Waterlase Solution Patented Atomizing Water/Air Spray Biological Tissue Removal Biolase Patented 2,780 nm YSGG Laser Energy Highly Energized Water Waterlase YSGG Technology Conventional Dental Lasers Unique, powerful interaction of our patented YSGG laser wavelength and proprietary water/air sprayCuts, etches or shapes target tissues without heatAlso highly effective for gums, skin, bone - better than the scalpel! Other laser wavelengths are not effective at using water to cut, so must use pain-inducing heat to vaporize or burn away tissue Other lasers used for soft-tissue are NOT practical for teeth and bone, and so lack FDA clearance for hard tissue 3/16/2011 PAGE 13

Why Waterlase Technology? 3/16/2011 PAGE 14

Waterlase High Speed Cutting 3/16/2011 PAGE 15

Waterlase vs. Drill 3/16/2011 PAGE 16

Less Risk of Cross-Contamination



50X
200X
500X

Burs and Endo Files

- 15% of "sterilized" burs and up to 76% of "sterilized" endodontic files carry pathogenic micro-organisms[1,2]
- Complex bur surface difficult to clean
- Autoclaving fails to completely decontaminate burs[1]





0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

Waterlase MD™ reduced E. faecalis 286 times more effectively than NaOCl[3]

Waterlase Tips

- Flawless tip surface does not harbor debris or bacteria like abrasive surface of burs and files
- YSGG laser energy bacteriacidal[3]
- Works without contact to tissue
- Single-use, disposable tips
- Eliminates accidental "sticks" possible while handling contaminated burs

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J. J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

3/16/2011 PAGE 17

Lasers Technology increases the value of treatments 3/16/2011 PAGE 18

Cone Beam Technology increases the value of treatments 3/16/2011 PAGE 19

CAD/CAM Technology increases the value of treatments 3/16/2011 PAGE 20

What do these three technologies have in common? They allow you to offer patients...Minimally Invasive Same Day Dentistry 3/16/2011 PAGE 21

It Takes More Than One Advanced Technology to Deliver the Big Picture. COMFORT DENTISTRY Diagnosis TREATMENT NE W COMFORT DENTISTRY Integrated technology solutions for minimally invasive diagnostics, treatment and prevention for every dental practice. Waterlase & Diode Lasers 3/16/2011 PAGE 22

Target Audiences Professional - Dentist - Dental Society - Dental School Patient - Afraid to See the Dentist - Needles - Systemic Disease Preventing the Ability to Use Local Anesthetic - Grinding Noise of the Drill - Children 3/16/2011 PAGE 23

A Great and Vast Market Opportunity 176,000 dentists in the US and Canada1Over 1 million dentists in 134 countries2Annual expenditures in US oral care went from $60 billion to over $100 billion from 2000-10.200 million hard & soft tissue procedures performed annually in the US2 (CHART) 16,0004 systems sold worldwide 1,000,000 total global market Current Biolase penetration is less than 1.5% of possible global market. 1. American Dental Association. 2. World Federation of Dentistry. 3. U.S. Center for Medicare and Medicaid Services. 4. 1998-present over 16,000 Biolase systems sold. 3/16/2011 PAGE 24

A Great and Vast Market Opportunity According to the ADA...Nearly one-quarter of all Americans avoid dentists becausethey are afraid of dental drills and syringes160,000 dentists for 300 million Americans75 million Americans are avoiding dental care because of fear = 470 patients per dentist!Average annual expenditure per dental patient per year is approximately $1,000, so approximately $470,000 of potential revenue per dentist is being lost annuallyIf every practice that adopts Waterlase Technology just realized 50% of this potential revenue they could add $235,000 to their gross revenue by just managing fearful patients 3/16/2011 PAGE 25 How BIOLASE Waterlase Technology can increase by 33% patient in-flow to a dental practice

Biolase Laser Installed Base 7,268 4,527 2,557 1,648 Total: 11,795 Total: 4,205 Grand Total: 16,000 3/16/2011 PAGE 26 Biolase North America Biolase International

Global Opportunity

Practicing Dentists[1]



Western Europe
239,783 dentists
1 dentist/1,780 population
Eastern Europe
119,990 dentists
1 dentist/4,015 population
North America
176,000 dentists
1 dentist/1,900 population
China
16,232 dentists
1 dentist/82,296 population
Middle East
19,350 dentists
1 dentist/3,088 population
Japan
63,236 dentists
1 dentist/2,024 population
India
34,500 dentists
1 dentist/33,885 population
Latin America
297,762 dentists
1 dentist/5,636 population
Rest of Asia
43,395 dentists
1 dentist/13,986 population
Worldwide Total
982,178 dentists

1. World Federation of Dentistry

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

3/16/2011 PAGE 27

Emerging Market Opportunities 3/16/2011 PAGE 28 Chinese Private Dental Office California Suburb? No...China

Entered exclusive distribution partnership with Henry Schein iLase(tm) Personal Laser introduced ezlase Total Diode Solution(tm) introduced Introduced LaserSmile(tm) surgical and whitening diode laser Acquired industry pioneer American Dental Laser products and IP Company Founded Waterlase(tm) technology (YSGG laser/water) developed Received FDA clearance for hard- tissue surgery - product commercialization begins Introduced best-selling Waterlase MD all-tissue laser MD Gold upgrade doubles hard-tissue cutting speed and introduces disposable ZipTips(tm) Turbo upgrade triples hard-tissue cutting speed Biolase History Changed to multi-channel and direct distribution Introduced Millennium II or Waterlase 3/16/2011 PAGE 29 Radial Firing Endo Tips 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 Introduce iPlus System

3/16/2011 PAGE 30 Volume: Millions of Shares 0.5 1.0 Sales & Stock History 20 15 10 5 BLTISHAREPRICE Guidance 2003-2005 Affected by Re-statements 62.5 1998-2006 Pignatelli Board Chairman Exclusive distribution partnership with Henry Schein Aug 2006-Aug 2010 Aug 2010-Present Pignatelli CEO & Board Chairman 1998 FDA Clearance Waterlase

Supported by Substantial Clinical Research and Scientific Data The effectiveness of dental lasers is proven and well- researchedPeer-reviewed specialty journals substantiate laser treatment's effectiveness in a wide variety of procedures. 3/16/2011 PAGE 31

Leading Dental Schools Worldwide Teach Waterlase Laser Technology 3/16/2011 PAGE 32

Thank You. 3/16/2011 PAGE 33 Lasers BIOLASE DaVinci Imaging